SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 1, 1998


                          MERCURY WASTE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


          MINNESOTA                       0-22533              41-1827776
(State or other jurisdiction     (Commission File Number)     (IRS Employer
of incorporation)                                           Identification No.)


302 NORTH RIVERFRONT DRIVE, SUITE 100A, MANKATO, MN               56001
    (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (507) 345-0522


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                                   Page 1 of 4
                         Exhibit Index Appears on Page 3

ITEM 5.  OTHER EVENTS.

         The Registrant's Press Release dated August 1, 1998, which is filed as
Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

99.1     Press Release dated August 1, 1998.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       MERCURY WASTE SOLUTIONS, INC.
                                       (Registrant)



Date: August 3, 1998                   By: s/ Todd J. Anderson
                                           --------------------
                                       Name: Todd J. Anderson
                                       Title: Chief Financial Officer

                                  EXHIBIT INDEX



EXHIBIT NO.     DESCRIPTION                                               PAGE

    99.1        Press Release.............................................. 4